[LOGO OF PROVIDENT MUTUAL APPEARS HERE]                              PROSPECTUS

-------------------------------------------------------------------------------
                                PROSPECTUS FOR
          FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                 PROVIDENT MUTUAL LIFE INSURANCE COMPANY
             1600 MARKET STREET, PHILADELPHIA, PENNSYLVANIA 19103
                           TELEPHONE: (215) 636-5000
-------------------------------------------------------------------------------

  This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The Policy has an insurance component and an investment component. The primary intended purpose of the Policy is to provide insurance coverage until the Insured's Attained Age 95. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the Policyowner (the "Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and to increase or decrease the Death Benefit payable under the Policy.

  After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts, or the Guaranteed Account (which is part of PMLIC's General Account and pays interest at declared rates guaranteed to equal or exceed 4%) or both. The eight Separate Accounts presently available are: the Provident Mutual Variable Growth Separate Account; the Provident Mutual Variable Money Market Separate Account; the Provident Mutual Variable Bond Separate Account; the Provident Mutual Variable Managed Separate Account; the Provident Mutual Variable Zero Coupon Bond Separate Account; the Provident Mutual Variable Aggressive Growth Separate Account; the Provident Mutual Variable International Separate Account and the Provident Mutual Variable Separate Account (collectively, the Separate Accounts). The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding mutual fund portfolio. Each portfolio is a part of The Market Street Fund, Inc. (the MS Fund). The Zero Coupon Bond Separate Account has two Sub-Accounts, the assets of which are used to purchase units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust or Trust). The Provident Mutual Variable Separate Account has thirteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: Neuberger & Berman Advisers Management Trust, TCI Portfolios, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II and Van Eck Investment Trust (together with the MS Fund, the "Funds").

  The portion of the Policy Account Value in the Separate Accounts will vary with the investment experience of the corresponding Portfolios or series of the Trust. The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts; there is no guaranteed minimum account value for the Separate Accounts.

  The accompanying Prospectuses for the Funds and for the Zero Coupon Trust describe the investment objectives and the attendant risks of the Portfolios and the two series of the Trust.

  The Policy Account Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge and, for the Zero Coupon Bond Separate Account, the transaction charge. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner effects a decrease in Face Amount. Generally, the Policy will remain in force as long as the Net Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if the purchaser already owns an adjustable variable life insurance policy.
                               ----------------
THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE.
                               ----------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                               ----------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------

                       Prospectus dated May 1, 1995

Form 15938 5.95

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Definitions.............................................................   1
Summary Description of the Policy.......................................   4
  The Policy Offered....................................................   4
  Availability of Policy................................................   5
  The Death Benefit.....................................................   5
  Flexibility to Adjust Amount of Death Benefit.........................   5
  Policy Account Value..................................................   5
  Allocation of Net Premiums............................................   6
  Transfers.............................................................   6
  Free-Look Privilege...................................................   6
  Charges Assessed in Connection with the Policy........................   7
    Premium Tax Charge..................................................   7
    Monthly Deductions..................................................   7
    Surrender Charge and Additional Surrender Charge....................   7
    Face Amount Increase Charge.........................................   7
    Transfer Charge.....................................................   7
    Partial Withdrawal Charge...........................................   7
    Daily Charges Against the Separate Accounts.........................   8
  Policy Lapse and Reinstatement........................................   8
  Loan Privilege........................................................   8
  Partial Withdrawal of Net Cash Surrender Value........................   8
  Surrender of the Policy...............................................   9
  Accelerated Death Benefit.............................................   9
  Tax Treatment.........................................................   9
  Illustrations of Death Benefits, Policy Account Value and Net Cash
   Surrender Value......................................................   9
Provident Mutual Life Insurance Company, The Separate Accounts, The
 Funds and The Stripped ("Zero") U.S. Treasury Securities Fund, Provi-
 dent Mutual Series A...................................................  10
  Provident Mutual Life Insurance Company...............................  10
  The Separate Accounts.................................................  10
  The Market Street Fund, Inc...........................................  10
  The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual
   Series A.............................................................  12
    1996 Series.........................................................  12
    2006 Series.........................................................  12
  The Variable Insurance Products Fund and Variable Insurance Products
   Fund II..............................................................  13
    VIP Fund............................................................  14
    VIP Fund II.........................................................  14
  Neuberger & Berman Advisers Management Trust..........................  16
  TCI Portfolios, Inc. .................................................  17
  Van Eck Investment Trust..............................................  18
  The Guaranteed Account................................................  20
Detailed Description of Policy Provisions...............................  20
  Death Benefit.........................................................  20
    General.............................................................  20
    Death Benefit Options...............................................  20
      Option A..........................................................  20
      Option B..........................................................  21
      Which Death Benefit Option to Choose..............................  21
      Change in Death Benefit Option....................................  21
    How the Death Benefit May Vary......................................  22
  Ability to Adjust Face Amount.........................................  22
    Increase............................................................  22
    Decrease............................................................  23
  Changes Affecting the Death Benefit...................................  23

                                                                           PAGE
                                                                           ----
  How the Duration of the Policy May Vary.................................  24
  Policy Account Value....................................................  24
    Calculation of Policy Account Value...................................  24
    Determination of Number of Units for the Separate Accounts............  25
    Determination of Unit Value...........................................  25
    Net Investment Factor.................................................  25
  Payment and Allocation of Premiums......................................  25
    Issuance of a Policy..................................................  25
    Amount and Timing of Premiums.........................................  26
    Premium Limitations...................................................  26
    Allocation of Net Premiums............................................  26
    Transfers.............................................................  27
    Policy Lapse..........................................................  27
    Reinstatement.........................................................  27
Charges and Deductions....................................................  28
  Premium Tax Charge......................................................  28
  Surrender Charges.......................................................  28
    Surrender Charge......................................................  28
    Additional Surrender Charge...........................................  28
    Surrender Charge Upon Decrease in Face Amount.........................  29
    Allocation of Surrender Charges.......................................  29
  Monthly Deductions......................................................  29
    Cost of Insurance.....................................................  29
      Cost of Insurance Rate..............................................  30
      Premium Class.......................................................  30
    Administrative Charges................................................  30
      Initial Administrative Charge.......................................  30
      Monthly Administrative Charge.......................................  30
    Additional Benefit Charges............................................  31
  Face Amount Increase Charge.............................................  31
  Partial Withdrawal Charge...............................................  31
  Transfer Charge.........................................................  31
  Charges Against the Separate Accounts...................................  31
    Mortality and Expense Risk Charge.....................................  31
    Asset Charge Against Zero Coupon Bond Separate Account................  31
  Charges for Income Taxes................................................  32
  Guarantee of Certain Charges............................................  32
  Other Charges...........................................................  32
Contract Rights...........................................................  32
  Loan Privileges.........................................................  32
    General...............................................................  32
    Interest Rate Charged.................................................  32
    Allocation of Loans and Collateral....................................  32
    Interest Credited to Loan Account.....................................  32
    Effect of Policy Loan.................................................  33
    Loan Repayments.......................................................  33
    Lapse With Loans Outstanding..........................................  33
    Tax Considerations....................................................  33
  Surrender Privilege.....................................................  33
  Partial Withdrawal of Net Cash Surrender Value..........................  33
  Accelerated Death Benefit...............................................  35
    Tax Consequence of the Rider..........................................  35
    Amount of the Accelerated Death Benefit...............................  35
    Conditions for Receipt of the Accelerated Death Benefit...............  36
    Operation of the Rider................................................  36

                                                                           PAGE
                                                                           ----
    Effect on Existing Policy............................................   36
  Free-Look Privileges...................................................   37
    Free-Look for Policy.................................................   37
    Free-Look for Increase in Face Amount................................   37
  Special Transfer and Conversion Rights.................................   37
    Transfer Right for Policy............................................   37
    Conversion Privilege for Increase in Face Amount.....................   37
    Transfer Right for Change in Investment Policy of Separate Account or
     Subaccount..........................................................   37
The Guaranteed Account...................................................   38
  Minimum Guaranteed and Current Interest Rates..........................   38
    Calculation of Guaranteed Account Value..............................   38
  Transfers from Guaranteed Account......................................   39
Other Policy Provisions..................................................   39
  Amount Payable on Final Policy Date....................................   39
  Payment of Policy Benefits.............................................   39
  The Contract...........................................................   39
  Ownership..............................................................   40
  Beneficiary............................................................   40
  Change of Owner and Beneficiary........................................   40
  Split Dollar Arrangements..............................................   40
  Assignments............................................................   40
  Misstatement of Age....................................................   40
  Suicide................................................................   40
  Incontestability.......................................................   41
  Dividends..............................................................   41
  Settlement Options.....................................................   41
  Supplementary Benefits.................................................   41
    Disability Waiver of Monthly Deductions..............................   41
    Disability Waiver of Premium Benefit.................................   41
    Change of Insured....................................................   42
Federal Income Tax Considerations........................................   42
  Introduction...........................................................   42
  Tax Status of the Policy...............................................   42
  Tax Treatment of Policy Benefits.......................................   43
    In General...........................................................   43
    Modified Endowment Contracts.........................................   44
    Distributions from Policies Classified as Modified Endowment Con-
     tracts..............................................................   44
    Distributions from Policies Not Classified as Modified Endowment Con-
     tracts..............................................................   44
    Policy Loan Interest.................................................   45
    Investment in the Policy.............................................   45
    Multiple Policies....................................................   45
    Other Tax Consequences...............................................   45
  Special Rules for Pension and Profit-Sharing Plans.....................   45
  Possible Charge for PMLIC's Taxes......................................   46
Voting Rights............................................................   46
Changes in Applicable Law, Funding, and Otherwise........................   47
Officers and Directors of PMLIC..........................................   48
Distribution of Policies.................................................   50
Policy Reports...........................................................   51
State Regulation.........................................................   51
Experts..................................................................   51
Legal Matters ...........................................................   52
Appendix A--Illustration of Death Benefits, Policy Account Values and Net
 Cash Surrender Values...................................................  A-1
Appendix B--Long Term Market Trends......................................  B-1
Financial Statements.....................................................  F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ADDITIONAL SURRENDER
 CHARGE....................  The separately determined amount deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro-rata Additional Surrender Charge will be deducted for a reduction in Face Amount within 10 years of the effective date of a Face Amount increase. The Maximum Additional Surrender Charge will be shown in the Policy Schedule Pages reflecting the Face Amount increase.

ATTAINED AGE...............  The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.

BENEFICIARY................  The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE.......  The Policy Account Value minus any applicable contingent Surrender Charge or Additional
                             Surrender Charge.

DEATH BENEFIT..............  Under Option A, the greater of the Face Amount or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death. The Death Benefit Option is selected at time of application but may be later changed.

FACE AMOUNT................  The Initial Face Amount plus any increases in
                             Face Amount and minus any decreases in Face
                             Amount.

FINAL POLICY DATE..........  The Policy Anniversary nearest Insured's Attained
                             Age 95 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy Date.

GRACE PERIOD...............  The 61-day period allowed for payment of a premium following the date PMLIC mails notice of the amount required to keep the Policy in force.

HOME OFFICE................  PMLIC's Home Office at 1600 Market Street,
                             Philadelphia, PA 19103.

INITIAL FACE AMOUNT........  The Face Amount of the Policy on the Issue Date.
                             The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS.........  The net amount to be paid to the Beneficiary when the Insured dies.

INSURED....................  The person upon whose life the Policy is issued.

ISSUE AGE..................  The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT...............  The account to which the collateral for the amount of any Policy loan is transferred from the Separate Accounts and/or the Guaranteed Account.

MINIMUM FACE AMOUNT........  For the first 10 Policy Years, for Issue Ages 21-
                             75, the Minimum Face Amount is $500,000; for
                             Issue Ages 1-21, $250,000. After the tenth Policy Year, the Minimum Face Amount is $200,000.

MINIMUM INITIAL PREMIUM....  Equal to $300 (the Initial Administrative Charge)
                             plus the sum of three monthly deductions, increased by any premium tax and applicable surrender charges.

MONTHLY DEDUCTIONS.........  The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the Monthly Administrative Charge, the Monthly Cost of Insurance Charge, and the monthly cost of any benefits provided by riders. The first Monthly Deduction also includes the Initial Administrative Charge.

NET AMOUNT AT RISK.........  The amount by which the Death Benefit exceeds the
                             Policy Account Value.

NET CASH SURRENDER VALUE...  The Policy Account Value minus any applicable contingent surrender charges, minus any
                             outstanding Policy loans and accrued interest.

NET PREMIUM................  The remainder of a premium after the deduction of the Premium Tax Charge.

OWNER......................  The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM...  The premium amount which the Owner plans to pay at the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ACCOUNT VALUE.......  The sum of the Policy's values in the Separate
                             Accounts, the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY.........  The same day and month as the Policy Date in each later year.

POLICY DATE................  The date set forth in the Policy that is used to determine Policy Years and Policy Processing
                             Days. The Policy Date is generally the same as the Issue Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.

POLICY ISSUE DATE..........  The date on which the Policy is issued. It is used to measure suicide and contestable periods.

POLICY PROCESSING DAY......  The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR................  A year that starts on the Policy Date or on a
                             Policy Anniversary.

PREMIUM CLASS..............  The classification of the Insured for cost of insurance purposes. The classes are: standard; nonsmoker; with extra rating; and nonsmoker with extra rating.

SURRENDER CHARGE...........  The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 10 Policy Years. A pro-rata Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 10 Policy Years. The Maximum

                             Surrender Charge is shown in the Policy. The
                             Surrender Charge is determined separately from the Additional Surrender Charge.

VALUATION DAY..............  Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate Account.

VALUATION PERIOD...........  The time between two successive Valuation Days.
                             Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

  The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE POLICY OFFERED

  The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

  (1)Life insurance coverage on the named Insured up to the Insured's Attained Age 95;

  (2)A Cash Surrender Value;

  (3)Surrender and withdrawal rights and Policy loan privileges; and

  (4)A variety of additional insurance benefits.

  The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the death of the Insured. It is not primarily offered as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's long-term investment potential.

  The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Account Value will, vary to reflect the investment performance of the chosen Separate Accounts, and the crediting of interest to the Guaranteed Account, as well as other factors.

  The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Net Cash Surrender Value is insufficient to pay the Monthly Deduction for cost of insurance and administrative charges.

  After deduction of the Premium Tax Charge, Net Premiums are allocated to one or more of the Separate Accounts and/or the Guaranteed Account as selected by the Owner. The Guaranteed Account is part of PMLIC's General Account.

  The assets of the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts are invested in a corresponding portfolio of The Market Street Fund, Inc. (the MS Fund), a series mutual fund with six separate investment portfolios, each intended to meet different investment objectives. Provident Mutual Variable Separate Account consists of thirteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: Neuberger & Berman Advisers Management Trust, TCI Portfolios, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II and Van Eck Investment Trust (together with the MS Fund, the "Funds", each, a "Fund"). The Subaccounts of the Zero Coupon Bond Separate Account invest in units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust or Trust). There is no assurance that the investment objectives of a particular Portfolio or series of the Trust will be met. The Owner bears the entire investment risk of amounts allocated to the Separate Accounts.

  A prospective Owner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for an existing policy.

AVAILABILITY OF POLICY

  This Policy can be issued for Insureds from Issue Ages 1 to 75. For Issue Ages 21 and over, the minimum Initial Face Amount is $500,000; for Issue Ages under 21, $250,000. (For Policies issued to residents of New York State, the minimum Initial Face Amount is $1,000,001.) Before issuing a Policy, PMLIC will require that the proposed Insured meet certain underwriting standards satisfactory to PMLIC. The premium classes available are Standard, Nonsmoker, with Extra Rating and Nonsmoker with Extra Rating. (See "Issuance of a Policy," Page 25.)

THE DEATH BENEFIT

  As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any dividends payable, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

  There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Policy Account Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Policy Account Value and (b) the applicable percentage of the Policy Account Value. (See "Death Benefit Options," Page 20.)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

  After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page 21, and "Ability to Adjust Face Amount," Page 22.) The minimum amount of a requested increase in Face Amount is $100,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $100,000 (or such lesser amount required in a particular state) and during Policy Years 2 through 10 cannot result in a Face Amount less than the minimum Initial Face Amount available; after the tenth Policy Year, the Minimum Face Amount cannot be less than $200,000. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.

  Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Cost of Insurance," Page 29.)

  To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE

  The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Separate Accounts, the Guaranteed Account and the Loan Account. (See "Calculation of Policy Account Value," Page 24.)

  The Policy Account Value in the Separate Accounts will reflect the investment performance of the chosen Separate Accounts, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Accounts. There is no guaranteed minimum for the portion of the Policy Account Value in the Separate Accounts.

  The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account," Page 38.)

  The Loan Account will reflect any amounts transferred from the Separate Accounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges," Page 32.)

  The Policy Account Value is relevant to the computation of the Death Benefit and cost of insurance charges.

ALLOCATION OF NET PREMIUMS

  Except as described below, Net Premiums will generally be allocated to the Separate Accounts and the Guaranteed Account in accordance with the allocation percentages which are in effect for such premium when received at PMLIC's Home Office. These percentages will be those specified in the application or as subsequently changed by the Owner or as specified for a particular premium payment.

  Where state law requires a return of gross premiums paid when a Policy is returned under the Free-Look provision (see "Free-Look for Policy," Page 37) any portion of the Initial Net Premium and any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, the amount in the Money Market Separate Account (including investment experience) will be allocated to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages. (See "Allocation of Net Premiums," Page 26.)

TRANSFERS

  The Owner may make transfers of the amounts in the Separate Accounts and Guaranteed Account between and among such accounts and between and among Subaccounts of a Separate Account. Transfers between and among the Separate Accounts (and/or Subaccounts) or into the Guaranteed Account will be made on the date we receive the request. PMLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than four transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers," Page
27.)

FREE-LOOK PRIVILEGE

  The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Policy will be cancelled. PMLIC will promptly pay to the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date PMLIC receives the returned Policy; plus (ii) the amount deducted for premium taxes; plus (iii) any Monthly Deductions charged against the Policy Account Value; plus (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premium paid on the Policy and will not reflect the investment experience of the Separate Accounts. (See "Free-Look Privileges," Page 37.)

  A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount," Page 37.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

  Premium Tax Charge. A Premium Tax Charge will be deducted from each premium payment for state and local premium taxes. This charge is based on the rate for the Insured's residence at the time the premium is paid. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or applicable law is changed. (See "Premium Tax Charge," Page 28.)

  Monthly Deductions. On the Policy Date and on each Policy Processing Day thereafter, the Policy Account Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge, a charge for additional benefits added by rider and, on the Policy Date only, the Initial Administrative Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is the Death Benefit less Policy Account Value) by the applicable cost of insurance rate(s), which will depend upon the Attained Age and Premium Class of the Insured and PMLIC's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Insured's Attained Age, Premium Class, and the "1980 Commissioners Standard Ordinary Mortality Table B." The Policy, when sold in Massachusetts and New York State in non-employer sponsored arrangements, utilizes sex-distinct mortality tables. For the "sex-distinct" version, cost of insurance rates also vary based on the sex of the Insured. (See "Cost of Insurance," Page 29.) The monthly Administrative Charge is currently $8; the maximum permissible monthly Administrative Charge is $16. (See "Monthly Administrative Charge," Page 30.) The Initial Administrative Charge is $300, payable on the Policy Date. (See "Initial Administrative Charge," Page 30.)

  Surrender Charge and Additional Surrender Charge. A Surrender Charge, which is a contingent deferred sales charge, is imposed if the Policy is surrendered or lapses at any time before the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. (See "Surrender Charge," Page 28.) An Additional Surrender Charge will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. (See "Additional Surrender Charge," Page 28.) A portion of an Additional Surrender Charge will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect. (See "Surrender Charge Upon Decrease in Face Amount," Page 29.)

  The Surrender Charge is equal to 30% of the premiums received during the first Policy Year (or, for the Additional Surrender Charge, the first twelve policy months after an increase) up to one target premium (which is an amount, based on the age of the Insured, used solely for the purpose of calculating the Surrender Charge) plus 9% of all other premiums received to the date of surrender, lapse or decrease. The Surrender Charge and any Additional Surrender Charges, however, will not exceed the Maximum Surrender Charge and Maximum Additional Surrender Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 50% of the target premium for the Initial Face Amount (or 50% of the target premium for the increase, as the case may be). The maximum declines to 40% of the relevant target premiums during the seventh year, 30% during the eighth year, 20% during the ninth year and 10% during the tenth year.

  Face Amount Increase Charge. A charge equal to $300 will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PMLIC for administrative expenses in connection with the increase. (See "Face Amount Increase Charge," Page 31.)

  Transfer Charge. After the fourth transfer between accounts in a Policy Year, a $25 charge for each additional transfer will be deducted from the amount transferred to compensate PMLIC for administrative costs in handling such transfers. (See "Transfer Charge," Page 31.)

  Partial Withdrawal Charge. A charge equal to $25 will be deducted by PMLIC from the Policy Account Value to compensate it for its costs. (See "Partial Withdrawal Charge," Page 31.)

  Daily Charges Against the Separate Accounts. A daily charge for PMLIC's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an effective annual rate of 0.75% of the average daily net assets of the Separate Accounts. (See "Charges Against the Separate Accounts," Page 31.)

  With regard to the Zero Coupon Bond Separate Account, a deduction equivalent to an effective annual rate of 0.25% of the average daily net assets of each Sub-Account will be made for transaction charges associated with the purchase of units of the Zero Coupon Trust. This charge may be increased in the future but in no event will it exceed an effective annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 31.)

  Shares of the Portfolios are purchased by the Separate Accounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.

POLICY LAPSE AND REINSTATEMENT

  The Policy will lapse if and only if the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and a 61-day Grace Period expires without a sufficient premium payment. The failure to pay a Planned Periodic Premium will not itself cause a Policy to lapse. (See "Policy Lapse," Page 27.)

  Subject to certain conditions, including evidence of insurability satisfactory to PMLIC and the payment of a sufficient premium, a Policy may be reinstated at any time within three years (or such longer period as may be required in a particular state) after the expiration of the Grace Period and before the Final Policy Date. (See "Reinstatement," Page 27.)

LOAN PRIVILEGE

  The Owner may obtain Policy loans in a minimum amount of $1,500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value.

  Policy loans will bear interest at a fixed rate of 8% per year (6% per year for Policies issued in New York State), payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date.

  Policy loans are allocated to the Separate Accounts and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. Based on this allocation, the collateral for the loan is deducted from each account and transferred to the Loan Account. This amount in the Loan Account will earn interest at an effective annual rate PMLIC will determine prior to each calendar year. This rate will not be less than 4%. (See "Loan Privileges," Page 32.)

  Depending upon the investment performance of Net Cash Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 43.)

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

  After the first Policy Year, the Owner may, subject to certain restrictions, request a partial withdrawal of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge will be allocated to the Separate Accounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal of Net Cash Surrender Value," Page 33.)

SURRENDER OF THE POLICY

  The Owner may at any time fully surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Policy Account Value less any Policy loan and any applicable surrender charges. (See "Surrender Privilege," Page 33.)

ACCELERATED DEATH BENEFIT

  The Owner of a Policy with the Accelerated Death Benefit Rider may receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility. (See "Accelerated Death Benefit," Page 35.)

TAX TREATMENT

  PMLIC believes (based on IRS Notice 88-128 and the proposed Regulations under Section 7702, issued on July 3, 1991), that a Policy issued on the basis of a Standard Premium Class generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued with Extra Rating or Nonsmoker with Extra Rating (i.e., substandard) basis, there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued with extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.

  Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page 42.)

  Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 43.)

  If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page 44.)

  For a discussion of the tax considerations relating to the Neuberger & Berman Advisers Management Trust ("AMT") reorganization, see the AMT prospectus which accompanies this Prospectus.

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUE AND NET CASH SURRENDER
VALUE

  Illustrations of how investment performance of the Separate Accounts may cause Death Benefits, the Policy Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on page A-1. These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

       PROVIDENT MUTUAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNTS,
                     THE FUNDS AND THE STRIPPED ("ZERO")
           U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

  PMLIC, a mutual life insurance company chartered in 1865 under Pennsylvania law, is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. PMLIC assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1994, PMLIC's assets were over $4.6 billion. (See "Financial Statements", Page F-1.)

THE SEPARATE ACCOUNTS

  The Growth, Money Market, Bond, Managed, and Zero Coupon Bond Separate Accounts were established by PMLIC on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.

  Each Separate Account's assets are the property of PMLIC. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be chargeable with liabilities arising out of any other business that PMLIC may conduct. In addition to the net assets and other liabilities for the Policies, the Separate Account's net assets include amounts held to support other variable life insurance policies issued by PMLIC and amounts derived from expenses charged to the accounts by PMLIC which it currently holds in the Separate Accounts. From time to time these additional amounts will be transferred in cash by PMLIC to its General Account. Before making any such transfer, PMLIC will consider any possible adverse impact the transfer might have on an account.

  The Separate Accounts are collectively registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act) as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.

THE MARKET STREET FUND, INC.

  The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The MS Fund currently issues six "series" or classes of shares, each of which represents an interest in a separate portfolio within the MS Fund: the Growth Portfolio, the Money Market Portfolio, the Bond Portfolio, the Managed Portfolio, the Aggressive Growth Portfolio and the International Portfolio. Shares of each portfolio currently are purchased and redeemed by the corresponding Separate Account. The Fund sells and redeems its shares at net asset value without a sales charge.

  The MS Fund presently serves as an investment medium for other variable life policies issued by PMLIC and for variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. At some later date the MS Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PMLIC and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PMLIC. PMLIC currently does not foresee any disadvantages to Owners arising out of the fact that the MS Fund will offer its shares to fund products other than PMLIC's policies. However, the MS Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.

  The investment objectives of the MS Fund's portfolios are set forth below. The investment experience of each of the Separate Accounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

  The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

  The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

  The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

  The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

  The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

  The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

  With respect to the Growth Portfolio, the MS Fund is advised by Newbold's Asset Management, Inc. (NAM) which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, NAM receives monthly compensation at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

  With respect to the Money Market Portfolio, the MS Fund is advised by Providentmutual Investment Management Company (PIMC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, PIMC receives monthly compensation at an effective annual rate of 0.25% of the average daily net assets of the portfolio.

  With respect to the Bond, Managed and Aggressive Growth Portfolios, the MS Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, PMMC receives monthly compensation as follows:

    Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.

    Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

    Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

  With respect to the International Portfolio, the MS Fund is advised by PIMC which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. (TBC) to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays TBC a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.

  In addition to the fee for the investment advisory services, the MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the MS Fund whereby it will reimburse the MS Fund for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, MS Fund expenses will increase.

  A more extensive description of the MS Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operation is contained in the Prospectus for the MS Fund, which accompanies this Prospectus.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

  The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of two series, each with a different maturity date. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in any of the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Trust is set forth below.

  More detailed information may be found in the current Prospectus for The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.

  Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Coupon Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The units, however, are held in Sub-Accounts of the Zero Coupon Bond Separate Account, and certain charges described under "Charges Against the Separate Accounts" on Page 31, specifically the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account, must be reflected in the determination of a net return. The net rate of return to maturity calculated below thus depends on the compound rate of growth in the units and these underlying charges, and on the units being held to maturity. It does not, however, reflect the applicable Monthly Deductions from Policy Account Value (see "Monthly Deductions," Page 29) or the Premium Tax Charge (see "Premium Tax Charge," Page 28) or any Surrender Charges (see "Surrender Charges," Page 28), which would affect the actual yield to an Owner. Since the value of the Trust's units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and, hence, the net rate of return to maturity will correspondingly vary on a daily basis. The rate of return to maturity may differ for each Net Premium allocated to the Zero Coupon Bond Separate Account, depending upon the rate in effect when the premium is received.

  1996 Series. This portfolio contains stripped U.S. Treasury securities maturing on May 15, 1996. As of April 28, 1993 the net rate of return to maturity was 4.45%.

  2006 Series. This portfolio contains stripped U.S. Treasury securities maturing on February 15, 2006. As of April 28, 1993 the net rate of return to maturity was 6.92%.

  Because the value of the Trust's units vary on a daily basis to reflect market values, no net rate of return can be calculated prospectively for units not held until maturity. The fluctuation in the value of units of the Zero Coupon Trust prior to maturity is more volatile than that of units of a unit investment trust containing unstripped U.S. Treasury securities of comparable maturities, and because the value of units of the Zero Coupon Trust will affect the Death Benefit and Policy Account Value, the Policy Account Value and Death Benefit will fluctuate accordingly.

  Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Coupon Trust. Because each series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Coupon Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account", Page 31.)

  Units of the Zero Coupon Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

  Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Sub-Account of the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Sub-Account into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Sub-Account will be transferred to the Money Market Separate Account.

THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

  Provident Mutual Variable Separate Account (the "Variable Account") has thirteen Subaccounts, seven of which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP Fund II"). Like the MS Fund, the VIP Fund and the VIP Fund II are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.

  The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio, respectively, of the VIP Fund. The Fidelity Asset Manager Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the Asset Manager Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio, respectively, of the VIP Fund II. (The VIP Fund and VIP Fund II have other investment Portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP Fund II in accordance with a participation agreement between each Fund and PMLIC. The termination provisions of these participation agreements are described below.

  The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

 VIP Fund

  Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

  Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

  Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

 VIP Fund II

  Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

  Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

  Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

  The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Asset Manager, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

  For the Equity-Income, Growth, Overseas and Asset Manager Portfolios, the annual fee rate is the sum of two components:

  1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

  2. An individual fund fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

  One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

  The Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

  For the High Income and Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:

  1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.

  2. An individual fund fee rate of 0.35% for the High Income Portfolio and 0.30% for the Investment Grade Bond Portfolio.

    One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

    On behalf of the Asset Manager Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolio pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.

    On behalf of the Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors (FIIA). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio. FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.).

    Currently, FMR U.K., FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

    Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

    For providing investment advice and research services the sub-advisors are compensated as follows:

    . FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

    . FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

    . FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

    For providing investment management services, the sub-advisors are compensated according to the following formulas:

    . FMR pays FMR U.K., FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

    . FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

  Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

  Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

  FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the Equity-Income and Growth Portfolios, 1.25% of the average net assets of the Asset Manager Portfolio and 0.28% of the average net assets of the Index 500 Portfolio.

  A full description of the VIP Fund and the VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP Fund and VIP Fund II which accompany this Prospectus. You should note that the VIP Fund and VIP Fund II have other investment portfolios that are not available with the variable life insurance policies issued by PMLIC.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

  The Variable Account has thirteen Subaccounts, three of which invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). Like the MS fund, the AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.

  The Neuberger & Berman Balanced Subaccount, Neuberger & Berman Growth Subaccount and Neuberger & Berman Limited Maturity Bond Subaccount of the Variable Account invest in shares of the Balanced Portfolio, Growth Portfolio and Limited Maturity Bond Portfolio, respectively, of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from AMT in accordance with a participation agreement between AMT and PMLIC. The termination provisions of these participation agreements are described below.

  Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

  In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

  Balanced Portfolio. The Series corresponding to this Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal through investment of a portion of its assets in common stocks and a portion of its assets in debt securities.

  Growth Portfolio. The Series corresponding to this Portfolio seeks capital appreciation without regard to income through investments in common stocks of companies that the investment adviser believes will have the maximum potential for long-term capital appreciation.

  Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity through investment in a diversified portfolio of fixed and variable debt securities with a short to intermediate term.

  The Investment Adviser for the Series of Managers Trust corresponding to the Balanced, Growth and Limited Maturity Bond Portfolios of AMT is Neuberger & Berman Management, Incorporated. The Investment Adviser retains Neuberger & Berman, without cost to AMT, as sub-adviser to furnish it with investment recommendations and research information.

  As compensation for its services under the Investment Advisory Agreement AMT pays a fee to the Investment Adviser at the end of each month. For the Balanced Portfolio this fee is paid at the annual rate of 0.80% of the average daily net assets of the Portfolio, for the Growth Portfolio, at the annual rate of 0.70% of the first $250 million of the average of the total net asset value determined on each calendar day throughout the month (hereinafter called "average asset value"), 0.675% of the next $250 million of average asset value, 0.650% of the next $250 million of average asset value, 0.625% of the next $250 million of average asset value and 0.60% of the average asset value in excess of $1 billion and for the Limited Maturity Bond Portfolio, at the annual rate of 0.60% of the average daily net assets of the Portfolio.

  In addition to the investment advisory fee, AMT incurs other expenses, including certain costs of distributing its shares in accordance with a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The distributor, Neuberger & Berman Management, Incorporated, has agreed to reimburse each of the Portfolios for certain expenses.

  A more extensive description of AMT, the investment objectives of the available Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the Balanced, Growth and Limited Maturity Bond Portfolios of AMT which accompany this Prospectus.

TCI PORTFOLIOS, INC.

  The Variable Account has thirteen Subaccounts, one of which invests exclusively in shares of a Portfolio of the TCI Portfolios, Inc. ("TCI"). Like the MS Fund, the TCI is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of TCI.

  The TCI Growth Subaccount of the Variable Account invests in shares of the TCI Growth Portfolio of TCI. (TCI has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the TCI Growth Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of TCI Growth Portfolio from TCI in accordance with a participation agreement between TCI and PMLIC. The termination provisions of these participation agreements are described below.

  TCI Growth Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. There is no assurance that TCI Growth Portfolio will achieve its stated objective.

  The investment adviser for the TCI Growth Portfolio is Investors Research Corporation ("Investors Research"). As compensation for its services, Investors Research receives a fee at the end of each month at an annual rate of 1% of the average net assets of the TCI Growth Portfolio.

  A more extensive description of TCI and the TCI Growth Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for TCI which accompanies this Prospectus.

VAN ECK INVESTMENT TRUST

  The Variable Account has thirteen Subaccounts, two of which invest exclusively in shares of Portfolios of Van Eck Investment Trust (the "Van Eck Trust"). Like the MS Fund, the Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.

  The Van Eck Global Bond Subaccount and the Van Eck Gold and Natural Resources Subaccount of the Variable Account invest in shares of the Van Eck Global Bond Portfolio and the Van Eck Gold and Natural Resources Portfolio, respectively, of Van Eck Trust. Shares of the Van Eck Global Bond Portfolio and the Gold and Natural Resources Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolio from Van Eck Trust in accordance with a participation agreement between the Trust and PMLIC. The termination provisions of this participation agreement are described below.

  The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.

  Van Eck Global Bond Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

  Van Eck Gold and Natural Resources Portfolio seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

  The investment adviser for the Van Eck Global Bond Portfolio and the Gold and Natural Resources Portfolio is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Portfolios, 0.65% of the next $250 million of the daily net assets of the Portfolios, and 0.50% of the average daily net assets of the Portfolios in excess of $750 million.

  A more extensive description of Van Eck Trust, Van Eck Global Bond Portfolio, and Van Eck Gold and Natural Resources Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust which accompanies this Prospectus.

TERMINATION OF PARTICIPATION AGREEMENTS

  The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

    Fidelity Variable Insurance products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies, 3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.

    Neuberger & Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.

    TCI Portfolios, Inc. The agreement with TCI provides for termination 1) by PMLIC or TCI upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or TCI in the event that shares of TCI subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of TCI are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of TCI, 4) upon assignment of the agreement unless both parties agree to the assignment in writing or upon termination of TCI's investment management agreement with Investor's Research (unless a new management agreement is entered into by TCI with Investor's Research), and 5) by TCI if PMLIC breaches the agreement.

    Van Eck Investment Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC or Van Eck Trust upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) upon assignment of the agreement unless both parties agree to the assignment in writing.


  Should an agreement between PMLIC and a Fund terminate, the Subaccounts which invest in that Fund will not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.

  Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PMLIC, PMLIC will not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.

RESOLVING MATERIAL CONFLICTS

  The VIP Fund and VIP Fund II are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a subsidiary of PMLIC. AMT is used as an investment vehicle for variable life insurance policies issued by PMLIC. In addition, the Funds, other than MS Fund, are also available to registered separate accounts of insurance companies, other than PMLIC or its affiliates, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

  In addition, AMT may sell shares to certain retirement plans qualifying under
Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

  In the event of a material conflict, PMLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the Individual Fund Prospectuses for more information.

THE GUARANTEED ACCOUNT

  For information on the Guaranteed Account, see page 38.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

  General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The amount payable under the designated Death Benefit Option will be increased by any additional benefits, and any dividend payable and will be decreased by any outstanding Policy loan and accrued interest and by any unpaid Monthly Deductions.

  Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 21.

  Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

ATTAINED AGE  PERCENTAGE
------------  ----------
Under 40         250%
   45            215%
   50            185%
   55            150%

 ATTAINED AGE   PERCENTAGE
 ------------   ----------
      60           130%
      65           120%
      70           115%
 75 through 90     105%
      95           100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

  Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

  Under Option A, a Policy with a Face Amount of $500,000 will generally pay a Death Benefit of $500,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $200,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $250,000 will have a Death Benefit of $625,000 (2.50 X $250,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000).

  Similarly, any time the Policy Account Value exceeds $200,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

  Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

  Illustration of Option B. For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

  Under Option B, a Policy with a Face Amount of $500,000 will generally pay a Death Benefit of $500,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $550,000 ($500,000 plus $50,000); a Policy Account Value of $100,000 will yield a Death Benefit of $600,000; and a Policy Account Value of $250,000 will yield a Death Benefit of $750,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $333,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $333,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $350,000 will therefore have a Death Benefit of $875,000 (2.50 X $350,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000);
and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 X $500,000). Similarly, any time the Policy Account Value exceeds $333,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

  Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

  Change in Death Benefit Option. After the first Policy Year, at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Death Benefit Option in effect may be changed by sending PMLIC a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the written request.

  If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

  If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

  A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

  The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $1,000,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $1,000,000 and a Net Amount at Risk of $900,000 ($1,000,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $1,000,000 to $900,000 but the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000
($550,000 - $50,000). If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, but the Death Benefit and Net Amount at Risk would remain the same.

  If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.

  A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 43).

  How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

  Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PMLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. An increase in Face Amount may have tax consequences. (See "Tax Treatment Of Policy Benefits," Page 43). The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. Increases and decreases in Face Amount may not be made within 12 months of a previous increase or decrease, as the case may be.

  Increase. A request for an increase in Face Amount may not be for less than $100,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PMLIC of the Insured's insurability.

  On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge (currently $300) for the increase. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.

  An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge," Page 31). In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Cost of Insurance," Page
29).

  After increasing the Face Amount, the Owner will have the right: (i) during the free-look period following the effective date of the increase, to have the increase cancelled and receive a credit or refund; and (ii) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PMLIC. (See "Conversion Privilege for Increase in Face Amount," Page 37).

  Decrease. The amount of a Face Amount decrease must be for at least $100,000 (or such lesser amount required in a particular state). During Policy Years 2 through 10, the Face Amount after any decrease may not be less than the minimum Initial Face Amount for a newly issued policy. After the 10th Policy Year, the Minimum Face Amount is $200,000. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, PMLIC will not effect the decrease.

  A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charge Upon Decrease in Face Amount," Page 29).

  Any surrender charge applicable to a decrease will be deducted from the Policy Account Value and the remaining surrender charge will be reduced by the amount deducted. The surrender charge will be deducted from the Separate Accounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

  For purposes of determining the cost of insurance charge and surrender charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

CHANGES AFFECTING THE DEATH BENEFIT

  Owner may increase or decrease the Face Amount. In addition, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of Net Cash Surrender Value may have consequences for the Death Benefit or charges associated therewith. The consequences of each are summarized below.

  A decrease in Face Amount will, subject to applicable percentage limitations, decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any Surrender Charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

  An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and applicable percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

  Under Death Benefit Option A, until the applicable percentage of Policy Account Value exceeds the Face Amount, then (i) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will generally be increased.

  Under Death Benefit Option B, until the applicable percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Policy Account Value, then (i) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will be lower.

  A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. It will not reduce the amount of insurance protection unless the Death Benefit is based on the applicable percentage of Policy Account Value. This is because if the Death Benefit is based on the applicable percentage, the decrease in the Death Benefit will be greater than the amount of a withdrawal. Since the primary use of a partial withdrawal is to withdraw cash which reduces the Policy Account Value, the Net Cash Surrender Value is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page
27).

HOW THE DURATION OF THE POLICY MAY VARY

  The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. The Owner has certain rights to reinstate the Policy. (See "Reinstatement," Page 27).

POLICY ACCOUNT VALUE

  The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Contingent Surrender Charge or Additional Surrender Charge is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Policy Account Value in any of the Separate Accounts and, because the Policy Account Value on any future date depends upon a number of variables, it cannot be predetermined.

  The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Separate Accounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

  Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter on each Valuation Day. On the Policy Date, the Policy Account Value will be the Net Premiums received less any Monthly Deductions due on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value will be:

    (1) The aggregate of the values attributable to the Policy in each Separate Account, determined by multiplying the number of units the Policy has in the Separate Account by the Separate Account's Unit Value on that date;

    (2) The value attributable to the Policy in the Guaranteed Account (See "The Guaranteed Account," Page 38); plus

    (3) The value attributable to the Policy in the Loan Account. (See "Loan Privileges," Page 32).

  Determination of Number of Units for the Separate Accounts. Amounts allocated, transferred or added to a Separate Account under a Policy are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Separate Account equals the number of units purchased minus the number of units redeemed up to such time. For each Separate Account, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

  Determination of Unit Value. The unit value of a Separate Account is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.

  Net Investment Factor. Each Separate Account or Sub-Account of a Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Separate Account or Sub-Account. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The factor will decrease to reflect any capital losses, realized or unrealized, for the securities of the underlying portfolio or series.

  The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Separate Account will be deducted in determining the applicable Net Investment Factor.

PAYMENT AND ALLOCATION OF PREMIUMS

  Issuance of a Policy. In order to purchase a Policy, an individual must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of PML Securities Company ("PML") or a broker/dealer having a Selling Agreement with PML or a broker/dealer having a Selling Agreement with such a broker/dealer. The minimum Initial Face Amount of a Policy under PMLIC's rules is currently $500,000 for Issue Ages 21 and over and $250,000 for Issue Ages under 21. (For Policies issued to residents of New York State, the minimum Face Amount at issue is $1,000,001). PMLIC reserves the right to revise its rules from time to time to specify a different minimum Initial Face Amount for subsequently issued policies. A Policy will be issued only to Insureds who have an Issue Age of 75 or less and who provide PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page 50.)

  At the time the application for a Policy is signed, an applicant can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Initial Administrative Charge of $300 plus an amount sufficient for the first three Monthly Deductions, increased for any Premium Tax and Surrender Charge. Where Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered.

  The amount of coverage under the Temporary Agreement is the lesser of the Face Amount applied for or $500,000. Coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.

  Amount and Timing of Premiums. Each premium payment must be for at least $100. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

  At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

  Unless prohibited by a particular state (i.e., New York), any payments made while there is an outstanding Policy loan will be applied as loan repayments unless PMLIC is notified in writing, that the amount is to be applied as a premium payment. (Payments made under New York Policies will be treated as premium payments and will only be applied as loan repayments if the Owner specifically requests). The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount, frequency and time period over which premiums are paid. Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner.

  Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, PMLIC will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value would still be excludable from gross income under the Code.

  The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations," Page 42).

  Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. The application for the Policy will indicate how Net Premiums should be allocated among the Separate Accounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC will allocate the Net Premiums on the date it receives such premium at its Home Office.

  Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provision (See "Free-Look for Policy," Page 37) any portion of the Initial Premium and any subsequent premiums received by PMLIC before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, PMLIC will allocate the amount in the Money Market Separate Account to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages.

  For example, assume a Policy was issued with Net Premiums allocated 25% to the Growth Separate Account, 25% to the Bond Separate Account and 50% to the Guaranteed Account. During the 15-day period stated above, 50% (25% + 25%) of the premiums will be allocated to the Money Market Separate Account. At the end of the 15-day period, 50% (25% / 50%) of the amount in the Money Market Separate Account will be transferred to the Growth Separate Account and 50% to the Bond Separate Account.

  For premium payments received after the 15-day period, Net Premiums will be allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PMLIC with written notice.

  The values of the Separate Accounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

  Transfers. The Owner may transfer the Policy Account Value between and among the Separate Accounts the Subaccounts of the Variable Account and the Guaranteed Account by making a written transfer request to PMLIC. The amount transferred each time must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount will be transferred. Transfers between and among the Separate Accounts (and/or Subaccounts) are made as of the Valuation Day that the request for transfer is received at the Home Office.

  The Owner may, at any time, transfer all or part of the amount in one of the Separate Accounts (or Subaccount) to another Separate Account (or Subaccount) and/or to the Guaranteed Account. (For transfers from the Guaranteed Account to the Separate Accounts, see "Transfers from Guaranteed Account," Page
39).

  After four transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a request are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation from the Money Market Separate Account following the 15-day period after the Issue Date, will not be subject to a transfer charge and will not count against the four free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

  Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment.

  The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment sufficient to increase the Net Cash Surrender Value to an amount sufficient to cover any unpaid Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force. Failure to make a sufficient payment within the Grace Period will result in lapse of the Policy without value.

  Reinstatement. A Policy that lapses without value may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the Insured's insurability satisfactory to PMLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement, which is the date the reinstatement application is approved. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Policy Date as it had prior to the lapse.

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy.

PREMIUM TAX CHARGE

  Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state, and range from 0.75% to 3.5%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.

SURRENDER CHARGES

  A Surrender Charge, which is a contingent deferred sales charge, is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. Additional Surrender Charges, which also are contingent deferred sales charges, will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount.

  A portion of an Additional Surrender Charge also will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect. These surrender charges are designed partially to compensate PMLIC for the cost of selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, and any advertising and underwriting costs. PMLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

  Surrender Charge. The Surrender Charge will not exceed the Maximum Surrender Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 50% of the target premium (which is an amount, based on the Initial Face Amount and the Issue Age of the Insured, used solely for the purpose of calculating the Surrender Charge) for the Initial Face Amount. It equals 40% of that target premium during Policy Year 7, 30% during Policy Year 8, 20% during Policy Year 9, 10% during Policy Year 10, and 0% during Policy Years 11 and later. The Surrender Charge actually imposed will equal the lesser of the Maximum Surrender Charge and an amount equal to 30% of the premiums actually received during the first Policy Year up to one target premium plus 9% of all other premiums paid to the date of surrender or lapse, less any Surrender Charge previously paid at the time of a decrease in Face Amount.

  Additional Surrender Charge. An Additional Charge is associated with each increase in Face Amount. Each Additional Surrender Charge is calculated in a manner similar to the Surrender Charge associated with the Initial Face Amount. The Maximum Additional Surrender Charge for an increase in Face Amount is 50% of the target premium for that increase (which is an amount based upon the amount of the increase and the Attained Age of the Insured at the time of such increase). This maximum remains level for six years following the effective date of an increase. It equals 40% of that target premium during the seventh year, and declines to 0% by the beginning of the eleventh year after the effective date of the increase. The Additional Surrender Charge actually deducted will equal the lesser of this maximum and 30% of premiums received, up to the first target premium for that increase, during the first twelve policy months after an increase and 9% of all premiums thereafter. As explained below, only a portion of premiums received after the effective date of an increase will be counted for this purpose. However, as described in the following paragraph, a portion of the Policy Account Value on the effective date of an increase also will be considered a "premium" for purposes of calculating the amount of each Additional Surrender Charge.

  Additional premium payments may not be required to fund a requested increase in Face Amount. Instead, a special method, based on a guideline annual premium calculated according to SEC rules, is used to allocate a portion of the existing Policy Account Value to the increase and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the SEC guideline annual premium for the Initial Face Amount and the SEC guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $15,000 before an increase and is equal to $20,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($15,000/$20,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, SEC guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.

  Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order:
(1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

  Allocation of Surrender Charges. The Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Separate Accounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

  Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Policy, (c) administrative expenses, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction will be deducted from the Separate Accounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request. If a monthly deduction cannot be made on the basis of the allocation schedule then in effect, the deduction will be made based on the allocation of Policy Account Value among the Owner's Guaranteed Account Value and the value in any Separate Account and/or Subaccount.

  Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

  The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy

Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

  A cost of insurance rate is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the Death Benefit in excess of the total Face Amount.

  Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

  Cost of Insurance Rate. The cost of insurance rate will be based on the Attained Age and Premium Class of the Insured. The actual monthly cost of insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Premium Class, and the 1980 Commissioners Standard Ordinary Mortality Table B. Any change in the cost of insurance rates will apply to all persons of the same Attained Age and Premium Class. For Policies sold in Massachusetts, New Jersey and New York State in non-employer sponsored arrangements, cost of insurance rates, both current and guaranteed, also vary based on the sex of the Insured.

  Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a premium class with extra ratings. The Premium Classes are divided into two categories: smokers and nonsmokers. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.

  Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PMLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the Insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

  Administrative Charges. PMLIC administers the Policy and the Separate Accounts and, therefore, will incur certain ordinary administrative expenses and certain issuance expenses. There are two administrative charges, the Initial Administrative Charge and the Monthly Administrative Charge. PMLIC does not expect to make a profit on either of these charges.

  Initial Administrative Charge. The Initial Administrative Charge of $300 will be deducted from the Policy Account Value on the Policy Date as part of the first Monthly Deduction. The Initial Admininstrative Charge is intended to reimburse PMLIC for administrative expenses in connection with the issuance of the Policy, including medical exams, review of applications for insurance, underwriting decisions and processing of the applications, establishing Policy records, and Policy issue.

  Monthly Administrative Charge. A Monthly Administrative Charge (presently $8) will be deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $16 per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

  Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider.

FACE AMOUNT INCREASE CHARGE

  If the Face Amount is increased, a $300 increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge is intended to reimburse PMLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy. PMLIC does not expect to make a profit on this charge.

PARTIAL WITHDRAWAL CHARGE

  A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

  After four transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers. PMLIC expects to realize no profit from this charge.

  The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Separate Account to other Separate Accounts. These transfers will not count against the four free transfers in any Policy Year.

CHARGES AGAINST THE SEPARATE ACCOUNTS

  Mortality and Expense Risk Charge. A daily charge will be deducted from the value of the net assets of the Separate Accounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.75% (or a daily rate of .002055%) of the average daily net assets of each Separate Account. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

  If the Mortality and Expense Risk Charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

  Asset Charge Against Zero Coupon Bond Separate Account. PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of 0.25% (.000685% per day) of the average daily net assets of each Sub-Account. This amount may be increased in the future, but in no event will it exceed an effective annual rate of 0.50% (.001370% per day). The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for PMLIC.

CHARGES FOR INCOME TAXES

  PMLIC currently does not charge any Separate Account for its corporate Federal income taxes. However, PMLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.

GUARANTEE OF CERTAIN CHARGES

  PMLIC guarantees that it will not increase the charge to the Separate Accounts for mortality and expense risks.

OTHER CHARGES

  The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

  More detailed information is contained in the Funds and the Zero Coupon Trust Prospectuses which are attached to or accompany this Prospectus.

                                CONTRACT RIGHTS

LOAN PRIVILEGES

  General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy as the only security for the loan. The Owner may obtain Policy loans in a minimum amount of $1,500 (or such lesser minimum required in a particular state i.e., New York--$500 minimum) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

  Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 8% per year (6% per year for Policies issued in New York State). Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate.

  Allocation of Loans and Collateral. PMLIC will allocate the amount of a Policy loan among the Separate Accounts (and Subaccounts) and/or the Guaranteed Account based upon the proportion that the value of the Separate Accounts (and Subaccounts) and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

  The collateral for a Policy loan will be the loan amount plus accrued interest to the next Policy Anniversary, less interest at 4% per annum which will be earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the loan allocation and transfer this amount to the Loan Account. The collateral for any existing loan will be recalculated: (a) when loan interest is repaid or treated as part of the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

  Interest Credited to Loan Account. As long as the Policy is in force, PMLIC will credit the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to the accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

  Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Separate Accounts (or Sub-accounts) and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Separate Accounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

  Loan Repayments. PMLIC will assume that any payments made while there is an outstanding loan on the Policy is a loan repayment unless it receives written instructions that it is a premium payment. Repayments up to the amount of the outstanding loan will be allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary.

  Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 24 and "Policy Lapse," Page 27.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 43.)

  Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 44).

SURRENDER PRIVILEGE

  At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is the Policy Account Value minus any Policy loan and accrued interest and less any surrender charges. The Net Cash Surrender Value will be determined by PMLIC on the date it receives, at its Home Office, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC.

  A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 43).

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

  At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of pro-rata surrender charges.

  The withdrawn amount and expense charge will be allocated based on the proportion that the value in the Separate Accounts (or any Subaccount) and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

  The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options," Page 20.)

  Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

    If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

    For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

    Under Option A, a contract with a Face Amount of $600,000 and a Policy Account Value of $30,000 will have a Death Benefit of $600,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975 ($20,000 - $10,000 - $25) and the Death Benefit and Face Amount to $590,000
  ($600,000 - $10,000).

    If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

    Under Option A, a policy with a Face Amount of $600,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 -
   $49,975 - 25) and the Face Amount to $550,025 ($600,000 - $49,975). The
  Death Benefit is the greater of (a) the Face Amount of $550,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 X 2.5). Therefore, the Death Benefit will be $625,000.

  Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

    If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

    Under Option B, a policy with a Face Amount of $500,000 and a Policy Account Value of $90,000 will have a Death Benefit of $590,000 ($500,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000
  - $20,000 - $25) and the Death Benefit to $569,975 ($500,000 + $69,975).
  The Face Amount is unchanged.

    If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and
  (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

    Under Option B, a policy with a Face Amount of $500,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 X 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value - $650,000 ($500,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value- $375,000 ($150,000 X 2.5). Therefore, the Death Benefit will be $650,000. The Face Amount is unchanged.

  Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

  Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance," Page 22). A request for partial withdrawal may not be allowed if or to the extent such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.

  A partial withdrawal of Net Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits", Page 43).

ACCELERATED DEATH BENEFIT

  Applicants residing in states that have approved the Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

  The ADBR permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs.

  1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

  2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

  There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

  Tax Consequence of The Rider. The Federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, we urge you to consult a tax adviser before adding the ADBR to your Policy or requesting an accelerated death benefit.

  Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PMLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term Eligible Death Benefit under the ADBR means:

  The insurance Proceeds payable under a Policy if the insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:

    1. any dividend accumulations;
    2. any dividends due and not paid;
    3. any dividend payable at death if the Insured died at such time;

    4. any Premium Refund payable at death if the Insured died at such time; and
    5. any insurance payable under the terms of any other rider attached to a Policy.

  An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

  Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to PMLIC at its Home Office. Due Proof of Eligibility means a written certification (described more fully in the ADBR), in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently continued in a Nursing Care Facility.

  PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

  Operation of the Rider. The ADBR provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

  To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADBR, interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.

  Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

  Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, Periodic Premiums and policy loan interest will be paid in this manner automatically.

  In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

FREE-LOOK PRIVILEGES

  Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails the Notice of Withdrawal Right to the Owner. Upon giving notice of cancellation and returning the Policy, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Home Office or the PMLIC representative through whom the Policy was purchased; plus (ii) any Premium Tax Charges deducted from premiums paid; plus (iii) any Monthly Deductions charged against the accounts; plus (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Separate Accounts attributable to the Policy; plus (v) any advisory fees charged by the Fund against the net asset value in the Fund Portfolios attributable to the Policy's value in the corresponding Separate Accounts.

  When state law requires a refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Separate Accounts or interest earnings for the Guaranteed Account.

  Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after PMLIC mails a Notice of Withdrawal Right to the Owner.

  Upon requesting cancellation of the increase, all cost of insurance charges attributable to the increase plus the increase expense charge will be reallocated to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.

SPECIAL TRANSFER AND CONVERSION RIGHTS

  Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Policy Account Value in the Separate Accounts (or a Subaccount) to the Guaranteed Account without such transfer counting toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.

  Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. (Such an exchange may, however, have Federal income tax consequences. See "Tax Treatment of Policy Benefits," Page 35). Premiums under this new policy will be based on the Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount as the amount of the increase. PMLIC will make a partial withdrawal of Net Cash Surrender Value from the Policy equal to the cash value of the new policy as of the date of conversion and apply such amount to the new policy. No charge will apply to this partial withdrawal.

  Transfer Right for Change in Investment Policy of Separate Account or Subaccount. If the investment policy of a Separate Account or Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Separate Account (or Subaccount) to another Separate Account (or Subaccount) or to the Guaranteed Account without having such transfer count toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.

                             THE GUARANTEED ACCOUNT

  An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES.

  The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

  Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts, Monthly Deductions or other charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method. For example, a withdrawal is satisfied by taking out Guaranteed Account Value attributable to the amount most recently transferred or allocated to the Guaranteed Account.

  PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

  Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

  Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

TRANSFERS FROM GUARANTEED ACCOUNT.

  Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Separate Accounts (or Subaccounts). The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the written request at its Home Office.

                            OTHER POLICY PROVISIONS

  Amount Payable on Final Policy Date. If the Insured is living on the Final Policy Date (at Insured's Attained Age 95), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

  Payment of Policy Benefits. Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

  Interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

  Any amounts payable as a result of the exercise of the free-look right, surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Home Office in a form satisfactory to PMLIC.

  Generally, the amount of a payment will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. PMLIC also may defer the determination or payment of amounts from the Guaranteed Account for up to six months.

  The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option.

  The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

  Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

  Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

  Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request.

  Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Proceeds) are split between the parties. There are different ways of allocating such rights.

  For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

  No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC.

  The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

  Assignments. The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

  Misstatement of Age. If the Insured's age has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age.

  Suicide. In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PMLIC's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

  If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PMLIC will pay with respect to the increase will be the deductions previously made for such increase.

  Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Issue Date (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date. Before such times, however, PMLIC may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

  Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy.

  If dividends are ever declared, they will be paid under one of the following options:

    (a) Paid in cash; or

    (b) Applied as a Net Premium.

  The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.

  Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

  Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.

  Instalments of a Specified Amount Option. Payable in equal instalments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

  Instalments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

  Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

  Joint and Survivor Life Income. Payable in equal monthly instalments during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

  Supplementary Benefits. The following supplementary benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy:

  Disability Waiver of Monthly Deductions. Subject to certain age and underwriting restrictions, the Policy may include a Disability Waiver of Monthly Deductions Rider providing that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will waive all monthly deductions after the commencement of and during the continuance of such total disability. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

  Disability Waiver of Premium Benefit. Subject to certain age and underwriting restrictions, a Policy may include the Disability Waiver of Premium Benefit providing that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PMLIC will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

  At the time of application, a Monthly Benefit Amount is selected by the applicant. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the Monthly Benefit Amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date.

  If the Policy is issued with the Disability Waiver of Premium Benefit Rider, each Monthly Deduction will be increased to include the cost of the rider which is a specified percentage of the Monthly Benefit Amount.

  This supplementary benefit must be selected at the time of application and cannot be added after issue. However, for Policies issued prior to the date the Disability Waiver of Premium Benefit Rider is approved in a particular state, the Rider can be added as a supplementary benefit to the Policy within 6 months after state approval. PMLIC reserves the right to require evidence of insurability to add this rider to an existing Policy.

  An Owner cannot elect to have both this rider and another disability waiver benefit rider attached as supplementary benefits with the same Policy.

  Change of Insured. Upon request, the Policy may include a Change of Insured Rider by which the Insured under a Policy may be changed to a New Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for cost of insurance will be changed to that for the New Insured as of the effective date of the change. A change of insured is treated as a taxable event.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. This definition can be satisfied by complying with one of two tests set forth in Section 7702. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

  PMLIC believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702 issued on July 3, 1991) that a Policy issued on the basis of a Standard Premium Class should meet the Section 7702 definition of a life insurance contract, as long as the Owner does not pay the full amount of premiums permitted under such a Policy. With respect to a Policy issued on a Special or Nonsmoker Special basis (i.e., a Premium Class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on a Special basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. An Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser. If it is subsequently determined that a Policy does not satisfy Section 7702, PMLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, PMLIC reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

  Section 817(h) of the Code requires that the investments of each of the Separate Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Accounts, through the Fund and the Zero Coupon Trust, intend to comply with the diversification requirements prescribed in Treas. Reg. (S)1.817-5, which affect how the Fund's and Trust's assets are to be invested. PMLIC believes that the Separate Accounts will, thus, meet the diversification requirement, and PMLIC will monitor continued compliance with this requirement. In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Values and the investment objective of certain Portfolios (i.e. the Gold and Natural Resources Portfolio) may be narrower. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Accounts. In addition, PMLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PMLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Accounts.

  For a discussion of the tax considerations relating to the Neuberger & Berman Advisers Management Trust ("AMT") reorganization, see the AMT prospectus which accompanies this Prospectus.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  In General. PMLIC believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.

  Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a partial withdrawal, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

  Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

  Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PMLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4% required interest or positive Separate Account earnings, if any) will be returned to the Owner upon receipt by PMLIC of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Separate Accounts and in the Guaranteed Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

  The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

  Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contract will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

  Distributions From Policies Not Classified as Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

  Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

  Policy Loan Interest. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. The deduction of interest on Policy loans may also be subject to the restrictions of Section 264 of the Code.

  Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

  Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

  Other Tax Consequences. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

  If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.

  Generally, a plan participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is to be reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a plan participant while covered by the plan, Insurance Proceeds paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Policy Account Value will be excludable. The portion of the Death Benefit equal to the Policy Account Value, however, generally will be subject to Federal income tax to the extent it exceeds the sum of $5,000 plus the participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or participants who have borrowed from the plan).

  The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.

POSSIBLE CHARGE FOR PMLIC'S TAXES

  At the present time, PMLIC makes no charge for any Federal, state or local taxes (other than state premium taxes) that the Company incurs that may be attributable to the Separate Accounts or to the Policies. PMLIC, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Separate Account to PMLIC's General Account. Any investment earnings on tax charges accumulated in a Separate Account will be retained by PMLIC.

                                 VOTING RIGHTS

  All of the assets held in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders.) The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from policyowners. Fund shares held in each Separate Account for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account for which instructions are received.

  Each policyowner having a voting interest will be sent proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the Portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccounts attributable to a Policy for which the policyowner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which policyowners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as policyowners vote.

  If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by a policyowner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next semi-annual report to policyowners.

  At some later time, MS Fund shares may be held by separate accounts of insurance companies not affiliated with PMLIC. PMLIC expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. This will dilute the effect of voting instructions of policyowners.

  Shares of the Funds other than the MS Fund are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PMLIC that are not affiliated with PMLIC. PMLIC understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of policyowners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

  The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such laws or regulations.

  PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets determined by PMLIC to be associated with the class of policies to which the Policies belong from one Separate Account to another Separate Account by withdrawing the same percentage of each investment in the account with appropriate adjustments to avoid odd lots and fractions (such transfers will not count against the four free transfers during a Policy Year); (2) to create additional separate investment accounts, to create divisions (or Subaccounts) from, or combine or remove divisions (or Subaccounts) from, Separate Accounts, or to combine any two or more accounts including the Separate Accounts (or Subaccounts); (3) to operate one or more of the Separate Accounts (or Subaccounts) as a management investment company under the 1940 Act, or in any other form permitted by law;
(4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws. PMLIC has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

  Although PMLIC believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios or series of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or series or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possibly one or more state insurance departments would be obtained, to the extent legally required.

                        OFFICERS AND DIRECTORS OF PMLIC

                                              PRINCIPAL OCCUPATION
 NAME AND POSITION*                        DURING THE PAST FIVE YEARS
 ------------------                        --------------------------
 L. J. Rowell, Jr. ............. 1994 to present -- Chairman and Chief
  Chairman of the Board           Executive Officer of PMLIC; 1992 to 1994 --
  and Chief Executive Officer      Chairman, President and Chief Executive
                                  Officer of PMLIC; 1991 to 1992 -- President
                                  and Chief Executive Officer of PMLIC; 1987
                                  to 1991 -- President and Chief Operating
                                  Officer of PMLIC; 1984 to 1987 -- President
                                  of PMLIC.

 Dr. Dorothy M. Brown........... 1992 to present -- Acting President of the
  Director                        Pennsylvania Academy of the Fine Arts; 1979
 16 Meredith Road                 to 1991 -- President of Rosemont College.
 Wynnewood, PA 19096

 Robert J. Casale............... 1988 to present -- Group President/Brokerage
  Director                        Information Services Group of Automatic Data
 2 Journal Square                 Processing Inc.; 1986 to
 Jersey City, NJ 07306            1988 -- Managing Director of Kidder Peabody;
                                  1975 to
                                  1986 -- President, Special Markets Group of
                                  AT&T.

 Nicholas DeBenedictus.......... 1993 to present -- Chairman, President and
 Philadelphia Suburban Corp.      Chief Executive Officer of Philadelphia
 762 Lancaster Avenue             Suburban Corporation; 1989 to 1992 -- Senior
 Bryn Mawr, PA 19010              Vice President of Philadelphia Electric
                                  Company.

 Dr. Claire M. Fagin............ 1994 to present -- Leadership Professor and
  Director                        Dean Emeritus of the School of Nursing,
 Nursing Education Bldg. S-2      University of Pennsylvania; 1993 to 1994 --
 Philadelphia, PA 19104           Interim President of University of
                                  Pennsylvania; 1992 to 1993 --Leadership
                                  Professor and Dean Emeritus of the School of
                                  Nursing, University of Pennsylvania; 1977 to
                                  1992 --
                                  Professor and Margaret Bond Simon Dean of
                                  Nursing, School of Nursing, University of
                                  Pennsylvania.

 Philip C. Herr, II............. 1961 to present -- Partner -- Herr, Potts &
  Director                        Herr.
 Herr, Potts & Herr
 100 Matsonford Road
 Suite 446
 Radnor, PA 19087

 J. Richard Jones............... 1981 to present -- President and Chief
  Director                        Executive Officer of Jackson-Cross Company.
 100 North 20th Street
 Philadelphia, PA 19103

 Robert W. Kloss................ 1994 to present -- President and Chief
  President and Chief Operating   Operating Officer of PMLIC; 1986 to 1994 --
  Officer                          President and Chief Executive Officer of
  Director                        Covenant Life Insurance Company.

 John A. Miller................. 1992 to present -- Chairman of the Executive
  Director                        Committee of PMLIC; 1991 to 1992 -- Chairman
                                  of the Board of Directors of PMLIC; 1984 to
                                  1991 -- Chairman and Chief Executive Officer
                                  of PMLIC.

                                               PRINCIPAL OCCUPATION
 NAME AND POSITION*                         DURING THE PAST FIVE YEARS
 ------------------                         --------------------------
 John P. Neafsey................ 1993 to present -- President of JN Associates;
  Director                        1990 to 1993 -- President of Greenwich Capital
 765 Hollow Tree Ridge Road       Markets, Inc.; 1987 to 1990 -- Executive Vice
 Darien, CT 06820                 President, Director and Chief Financial
                                  Officer of Sun Company, Inc.; 1978 to 1987 --
                                   Senior Vice President of Finance and
                                  Information Systems and Chief Financial
                                  Officer of Sun Company, Inc.

 Charles L. Orr................. 1993 to present -- President and Chief
  Director                        Executive Office of Shaklee Corporation; 1990
 Shaklee Corporation              to 1993 -- President of Shaklee U.S., Inc.
 Shaklee Terraces
 444 Market Street
 San Francisco, CA 94111

 William A. Pollard............. 1989 to present -- Retired; 1961 to 1988 --
  Director                         Chairman of Reliance Insurance Company.
 26 Main Street
 Essex, CT 06426

 Donald A. Scott................ 1964 to present -- Senior Partner -- Morgan,
  Director                        Lewis and Bockius.
 2000 One Logan Square
 Philadelphia, PA 19103

 John J. F. Sherrerd............ 1969 to present -- Partner -- Miller, Anderson
  Director                        & Sherrerd.
 One Tower Bridge
 West Conshohocken, PA 19428

 Harold A. Sorgenti............. 1991 to present--Partner -- The Freedom
  Director                        Chemical Company; 1979 to 1991 -- President
 Mellon Center, Suite 3905        and Chief Executive Officer of Arco Chemical
 1735 Market Street               Company.
 Philadelphia, PA 19103

 William R. Wilson.............. 1993 to present -- Retired; 1981 to 1992 --
  Director                         Chairman and Chief Executive Officer of
 Oaklands Business Parks, Inc.    Lukens, Inc.
 600 West Lincoln Highway
 Exton, PA 19341

 Gerald B. Beam................. 1995 to present -- Executive Vice President --
  Executive Vice President --      Individual Insurance Operations of PMLIC;
  Individual Insurance Opera-     1988 to 1995 -- Executive Vice President--
  tions                            Corporate of PMLIC; 1987 to 1988 -- Senior
                                  Vice President-- Corporate of PMLIC; 1983 to
                                  1987 -- Senior Vice President-- Administration
                                  of PMLIC.

 John R. McClelland............. 1988 to present -- Executive Vice President and
  Executive Vice President        Chief Financial Officer of PMLIC; 1968 to 1988
  and Chief Financial Officer     Senior Vice President and Chief Financial
                                  Officer of Continental American Life Insurance
                                  Company.

 Charlene Parsons............... 1995 to present -- Executive Vice President --
  Executive Vice President --      Corporate of PMLIC; 1991 to 1994 -- Vice
  Corporate                       President -- Human Resources of PMLIC; 1989 to
                                  1991 -- Assistant Vice President -- Human
                                  Resources of PMLIC.

                                              PRINCIPAL OCCUPATION
 NAME AND POSITION*                        DURING THE PAST FIVE YEARS
 ------------------                        --------------------------
 Stanley R. Reber............... 1988 to present -- Executive Vice President
  Executive Vice President        and Chief Investment Officer of PMLIC; 1985
  and Chief Investment Officer    to 1988 -- Senior Vice President --
                                  Investments of PMLIC.

 Mary Lynn Finelli.............. 1986 to present -- Vice President and
  Vice President and              Controller of PMLIC; 1976 to 1986 --
  Controller                       Principal of Arthur Young Company.

 Craig L. Snyder................ Vice President -- Mortgage Loans and Real
  Vice President --               Estate of PMLIC.
  Mortgage Loans and
  Real Estate

 Guy H. Edwards................. Vice President -- Information Services of
  Vice President --               PMLIC.
  Information Services

 William P. Loesche............. 1994 to present -- Counsel and Secretary of
  Counsel                         PMLIC; 1988 to 1994-- Counsel and Assistant
  and Secretary                   Secretary of PMLIC.

 Rosanne Gatta.................. 1994 to present -- Vice President and
  Assistant Vice President        Treasurer of PMLIC; 1985 to 1994 -- Assistant
  and Treasurer                   Vice President and Treasurer of PMLIC.

--------

* Unless otherwise indicated, the address is 1600 Market Street, Philadelphia, Pennsylvania 19103.

  A Fidelity Bond in the amount of $5 million covering PMLIC's officers and employees has been issued by National Union Insurance Company, a subsidiary of American International Group.

                            DISTRIBUTION OF POLICIES

  Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of PML Securities Company ("PML") or registered representatives of broker/dealers who have Selling Agreements with PML or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. PML, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). PML is an indirect wholly-owned subsidiary of PMLIC. PML acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Separate Accounts pursuant to an Underwriting Agreement to which the Accounts, PML and PMLIC are parties. PML is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life insurance policies and variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. PML has entered into a Selling Agreement with The Wolper Ross Corporation ("TWRC"), a registered broker/dealer under the 1934 Act and a member of the NASD, whereby registered representatives of TWRC will solicit applications for the Policy. Under the terms of the Selling Agreement, TWRC may also enter into selling agreements with other broker/dealers with respect to distribution of the Policy. The Policies are offered and sold only in those states where their sale is lawful.

  The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. In determining whether to accept an application, PMLIC may also consider the total number of Policies and total Face Amount of Policies issued in the aggregate as well as issued with respect to applications taken by individual registered representatives of a particular broker/dealer. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

  Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 40% of the premiums paid up to a target amount (used only to determine commission payments) and 5% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 5% of the premiums paid; and for years 11 and later, the agent commissions will not be more than 2% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive expense allowances. The agent may be required to return the first year commission less the surrender charge imposed if a Policy is not continued through the second Policy Year.

                                 POLICY REPORTS

  At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a monthly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Sub-Account of a Separate Account to another, the taking out of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

  An Owner will be sent a semi-annual report containing the financial statements of the Separate Accounts and the Funds and Trust as required by the 1940 Act.

                                STATE REGULATION

  PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                    EXPERTS

  The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in the Prospectus have been examined by Scott V. Carney, F.S.A., MAAA, Assistant Actuary of PMLIC.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of the Commonwealth of Pennsylvania law pertaining to the Policies, including PMLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Linda E. Senker, Associate General Counsel of PMLIC.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

  The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio of the Fund and Trust were a uniform, gross, annual rate of 0%, 6% and 12%.

  The tables on pages A-3 to A-8 illustrate a Policy issued to an Insured, Age 40 in the Nonsmoker Premium Class with a Face Amount of $1,000,000 and a Planned Periodic Premium of $12,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

  The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Table B) and maximum monthly administrative fee of $16; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate and current monthly administrative fee of $8.

  The amounts shown in all tables reflect daily charges for mortality and expense risks equivalent to an effective annual charge of 0.75%, and in addition, reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the 0.75% mortality and expense risk charge listed above, is 1.48% and 1.51%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Growth, Managed, Aggressive Growth, International, Money Market and Bond Separate Accounts and to each Sub-Account of the Variable Separate Account and the Zero Coupon Bond Separate Account.

  These asset charges reflect an investment advisory fee of 0.52% which represents an average of the fees incurred by the Portfolios during 1994 and expenses of 0.21% which is based on an average of the actual expenses incurred by the Portfolios during 1994. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.

  Currently there is an expense reimbursement agreement between PMLIC and the MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1994. The MS Fund expenses, excluding advisory fees, during 1994 were 0.28% for the Growth Portfolio, 0.30% for the Money Market Portfolio, 0.33% for the Bond Portfolio, 0.27% for the Managed Portfolio, 0.36% for the Aggressive Growth Portfolio and 0.57% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.

  The investment advisory fees and other expenses during 1994 for the Portfolios were:

    VIP Fund Equity-Income Portfolio 0.80%, VIP Fund Growth Portfolio 0.69%, VIP Fund High Income Portfolio 0.71%, VIP Fund Overseas Portfolio 0.92%, VIP Fund II Asset Manager Portfolio

  0.80%, VIP Fund II Index 500 Portfolio 0.28%, VIP Fund II Investment Grade Bond Portfolio 0.67%, AMT Growth Portfolio 0.91%, AMT Balanced Portfolio 0.97%, AMT Limited Maturity Bond Portfolio 0.73%, TCI Growth Portfolio 1.00%, Van Eck Global Bond Portfolio 0.93% and Van Eck Gold and Natural Resources Portfolio 0.96%.

  The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

  The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

  Upon request, PMLIC will provide a comparable illustration based upon the proposed Insured's Age and Premium Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested.

  The following illustrations are based on cost of insurance rates that, in turn, are based on non sex-distinct mortality tables and a Face Amount of $1,000,000. For Policies sold in New York State, the minimum Face Amount is $1,000,001. Also, for Policies sold in Massachusetts, New Jersey and New York State for non employer-sponsored arrangements, sex-distinct mortality tables are utilized and cost of insurance rates, both guaranteed and current, vary based on the sex of the Insured. An illustration for a "sex-distinct" Policy with a Face Amount of $1,000,001 will be substantially, but not exactly the same as that for a $1,000,000 Face Amount Policy based on cost of insurance rates that are not sex-distinct.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                    INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION A                    ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                            GUARANTEED*                  CURRENT**
         PREMIUMS   --------------------------- ---------------------------
END OF  ACCUMULATED POLICY  NET CASH            POLICY  NET CASH
POLICY  AT 5% INT.  ACCOUNT SURRENDER   DEATH   ACCOUNT SURRENDER   DEATH
 YEAR    PER YEAR    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
------  ----------- ------- ---------  -------  ------- ---------  -------
   1       12,600    8,249    5,153   1,000,000  10,096    7,000  1,000,000
   2       25,830   16,440   12,264   1,000,000  20,243   16,067  1,000,000
   3       39,722   24,281   19,481   1,000,000  30,156   25,356  1,000,000
   4       54,308   31,743   26,943   1,000,000  39,831   35,031  1,000,000
   5       69,623   38,842   34,042   1,000,000  49,281   44,481  1,000,000
   6       85,704   45,542   40,742   1,000,000  58,504   53,704  1,000,000
   7      102,589   51,840   48,000   1,000,000  67,392   63,552  1,000,000
   8      120,319   57,727   54,847   1,000,000  75,964   73,084  1,000,000
   9      138,935   63,202   61,282   1,000,000  84,228   82,308  1,000,000
  10      158,481   68,217   67,257   1,000,000  92,217   91,257  1,000,000
  11      179,006   72,755   72,755   1,000,000  99,965   99,965  1,000,000
  12      200,556   76,759   76,759   1,000,000 107,450  107,450  1,000,000
  13      223,184   80,183   80,183   1,000,000 114,653  114,653  1,000,000
  14      246,943   82,954   82,954   1,000,000 121,554  121,554  1,000,000
  15      271,890   85,009   85,009   1,000,000 128,133  128,133  1,000,000
  16      298,084   86,309   86,309   1,000,000 134,348  134,348  1,000,000
  17      325,589   86,798   86,798   1,000,000 140,205  140,205  1,000,000
  18      354,468   86,462   86,462   1,000,000 145,678  145,678  1,000,000
  19      384,791   85,259   85,259   1,000,000 150,752  150,752  1,000,000
  20      416,631   83,124   83,124   1,000,000 155,424  155,424  1,000,000
  25      601,361   53,539   53,539   1,000,000 173,051  173,051  1,000,000
  30      837,129        0        0           0 173,379  173,379  1,000,000

 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                    INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION A                    ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                            GUARANTEED*                  CURRENT**
         PREMIUMS   --------------------------- ---------------------------
END OF  ACCUMULATED POLICY  NET CASH            POLICY  NET CASH
POLICY  AT 5% INT.  ACCOUNT SURRENDER   DEATH   ACCOUNT SURRENDER   DEATH
 YEAR    PER YEAR    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
------  ----------- ------- ---------  -------  ------- ---------  -------
 1         12,600     8,829    5,733  1,000,000  10,736    7,640  1,000,000
 2         25,830    18,127   13,951  1,000,000  22,163   17,987  1,000,000
 3         39,722    27,605   22,805  1,000,000  34,012   29,212  1,000,000
 4         54,308    37,239   32,439  1,000,000  46,296   41,496  1,000,000
 5         69,623    47,050   42,250  1,000,000  59,046   54,246  1,000,000
 6         85,704    57,006   52,206  1,000,000  72,276   67,476  1,000,000
 7        102,589    67,111   63,271  1,000,000  85,900   82,060  1,000,000
 8        120,319    77,360   74,480  1,000,000  99,952   97,072  1,000,000
 9        138,935    87,759   85,839  1,000,000 114,457  112,537  1,000,000
10        158,481    98,267   97,307  1,000,000 129,469  128,509  1,000,000
11        179,006   108,874  108,874  1,000,000 145,046  145,046  1,000,000
12        200,556   119,529  119,529  1,000,000 161,193  161,193  1,000,000
13        223,184   130,195  130,195  1,000,000 177,918  177,918  1,000,000
14        246,943   140,806  140,806  1,000,000 195,230  195,230  1,000,000
15        271,890   151,303  151,303  1,000,000 213,144  213,144  1,000,000
16        298,084   161,655  161,655  1,000,000 231,649  231,649  1,000,000
17        325,589   171,811  171,811  1,000,000 250,788  250,788  1,000,000
18        354,468   181,762  181,762  1,000,000 270,575  270,575  1,000,000
19        384,791   191,475  191,475  1,000,000 291,035  291,035  1,000,000
20        416,631   200,897  200,897  1,000,000 312,212  312,212  1,000,000
25        601,361   239,458  239,458  1,000,000 430,878  430,878  1,000,000
30        837,129   248,069  248,069  1,000,000 572,431  572,431  1,000,000

 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                    INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION A                    ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                             GUARANTEED*                    CURRENT**
         PREMIUMS   ----------------------------- -----------------------------
END OF  ACCUMULATED  POLICY   NET CASH             POLICY   NET CASH
POLICY  AT 5% INT.   ACCOUNT  SURRENDER   DEATH    ACCOUNT  SURRENDER   DEATH
 YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT
------  ----------- --------- ---------  -------  --------- ---------  -------
   1       12,600       9,412     6,316 1,000,000    11,376     8,280 1,000,000
   2       25,830      19,886    15,710 1,000,000    24,160    19,984 1,000,000
   3       39,722      31,211    26,411 1,000,000    38,182    33,382 1,000,000
   4       54,308      43,444    38,644 1,000,000    53,565    48,765 1,000,000
   5       69,623      56,697    51,897 1,000,000    70,465    65,665 1,000,000
   6       85,704      71,042    66,242 1,000,000    89,035    84,235 1,000,000
   7      102,589      86,596    82,756 1,000,000   109,341   105,501 1,000,000
   8      120,319     103,482   100,602 1,000,000   131,588   128,708 1,000,000
   9      138,935     121,849   119,929 1,000,000   155,989   154,069 1,000,000
  10      158,481     141,818   140,858 1,000,000   182,810   181,850 1,000,000
  11      179,006     163,558   163,558 1,000,000   212,345   212,345 1,000,000
  12      200,556     187,224   187,224 1,000,000   244,867   244,867 1,000,000
  13      223,184     213,005   213,005 1,000,000   280,686   280,686 1,000,000
  14      246,943     241,096   241,096 1,000,000   320,148   320,148 1,000,000
  15      271,890     271,736   271,736 1,000,000   363,642   363,642 1,000,000
  16      298,084     305,225   305,225 1,000,000   411,590   411,590 1,000,000
  17      325,589     341,894   341,894 1,000,000   464,505   464,505 1,000,000
  18      354,468     382,166   382,166 1,000,000   522,941   522,941 1,000,000
  19      384,791     426,505   426,505 1,000,000   587,532   587,532 1,000,000
  20      416,631     475,434   475,434 1,000,000   658,999   658,999 1,000,000
  25      601,361     813,447   813,447 1,000,000 1,146,387 1,146,387 1,398,592
  30      837,129   1,373,253 1,373,253 1,592,973 1,935,855 1,935,855 2,245,592

 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                    INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION B                    ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                            GUARANTEED*                  CURRENT**
         PREMIUMS   --------------------------- ---------------------------
END OF  ACCUMULATED POLICY  NET CASH            POLICY  NET CASH
POLICY  AT 5% INT.  ACCOUNT SURRENDER   DEATH   ACCOUNT SURRENDER   DEATH
 YEAR    PER YEAR    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
------  ----------- ------- ---------  -------  ------- ---------  -------
   1       12,600    8,220    5,124   1,008,220  10,084    6,988  1,010,084
   2       25,830   16,354   12,178   1,016,354  20,206   16,030  1,020,206
   3       39,722   24,107   19,307   1,024,107  30,078   25,278  1,030,078
   4       54,308   31,446   26,646   1,031,446  39,695   34,895  1,039,695
   5       69,623   38,386   33,586   1,038,386  49,071   44,271  1,049,071
   6       85,704   44,884   40,084   1,044,884  58,198   53,398  1,058,198
   7      102,589   50,936   47,096   1,050,936  66,963   63,123  1,066,963
   8      120,319   56,531   53,651   1,056,531  75,379   72,499  1,075,379
   9      138,935   61,664   59,744   1,061,664  83,453   81,533  1,083,453
  10      158,481   66,283   65,323   1,066,283  91,219   90,259  1,091,219
  11      179,006   70,366   70,366   1,070,366  98,711   98,711  1,098,711
  12      200,556   73,852   73,852   1,073,852 105,904  105,904  1,105,904
  13      223,184   76,691   76,691   1,076,691 112,772  112,772  1,112,772
  14      246,943   78,802   78,802   1,078,802 119,290  119,290  1,119,290
  15      271,890   80,117   80,117   1,080,117 125,435  125,435  1,125,435
  16      298,084   80,600   80,600   1,080,600 131,151  131,151  1,131,151
  17      325,589   80,192   80,192   1,080,192 136,445  136,445  1,136,445
  18      354,468   78,888   78,888   1,078,888 141,284  141,284  1,141,284
  19      384,791   76,652   76,652   1,076,652 145,644  145,644  1,145,644
  20      416,631   73,428   73,428   1,073,428 149,524  149,524  1,149,524
  25      601,361   38,015   38,015   1,038,015 161,983  161,983  1,161,983
  30      837,129        0        0           0 153,512  153,512  1,153,512

 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.

** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                    INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION B                    ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                            GUARANTEED*                  CURRENT**
         PREMIUMS   --------------------------- ---------------------------
END OF  ACCUMULATED POLICY  NET CASH            POLICY  NET CASH
POLICY  AT 5% INT.  ACCOUNT SURRENDER   DEATH   ACCOUNT SURRENDER   DEATH
 YEAR    PER YEAR    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
------  ----------- ------- ---------  -------  ------- ---------  -------
   1       12,600     8,799    5,703  1,008,799  10,723    7,627  1,010,723
   2       25,830    18,032   13,856  1,018,032  22,122   17,946  1,022,122
   3       39,722    27,405   22,605  1,027,405  33,923   29,123  1,033,923
   4       54,308    36,884   32,084  1,036,884  46,135   41,335  1,046,135
   5       69,623    46,482   41,682  1,046,482  58,785   53,985  1,058,785
   6       85,704    56,155   51,355  1,056,155  71,883   67,083  1,071,883
   7      102,589    65,895   62,055  1,065,895  85,327   81,487  1,085,327
   8      120,319    75,685   72,805  1,075,685  99,140   96,260  1,099,140
   9      138,935    85,516   83,596  1,085,516 113,341  111,421  1,113,341
  10      158,481    95,330   94,370  1,095,330 127,976  127,016  1,127,976
  11      179,006   105,094  105,094  1,105,094 143,096  143,096  1,143,096
  12      200,556   114,735  114,735  1,114,735 158,692  158,692  1,158,692
  13      223,184   124,186  124,186  1,124,186 174,753  174,753  1,174,753
  14      246,943   133,346  133,346  1,133,346 191,270  191,270  1,191,270
  15      271,890   142,121  142,121  1,142,121 208,233  208,233  1,208,233
  16      298,084   150,443  150,443  1,150,443 225,599  225,599  1,225,599
  17      325,589   158,220  158,220  1,158,220 243,386  243,386  1,243,386
  18      354,468   165,407  165,407  1,165,407 261,572  261,572  1,261,572
  19      384,791   171,928  171,928  1,171,928 280,145  280,145  1,280,145
  20      416,631   177,682  177,682  1,177,682 299,110  299,110  1,299,110
  25      601,361   188,264  188,264  1,188,264 400,485  400,485  1,400,485
  30      837,129   145,550  145,550  1,145,550 503,973  503,973  1,503,973

 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                    INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION B                    ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                            GUARANTEED*                   CURRENT**
         PREMIUMS   --------------------------- -----------------------------
END OF  ACCUMULATED POLICY  NET CASH             POLICY   NET CASH
POLICY  AT 5% INT.  ACCOUNT SURRENDER   DEATH    ACCOUNT  SURRENDER   DEATH
 YEAR    PER YEAR    VALUE    VALUE    BENEFIT    VALUE     VALUE    BENEFIT
------  ----------- ------- ---------  -------  --------- ---------  -------
   1       12,600     9,379    6,283  1,009,379    11,362     8,266 1,011,362
   2       25,830    19,782   15,606  1,019,782    24,114    19,938 1,024,114
   3       39,722    30,983   26,183  1,030,983    38,080    33,280 1,038,080
   4       54,308    43,022   38,222  1,043,022    53,374    48,574 1,053,374
   5       69,623    55,996   51,196  1,055,996    70,144    65,344 1,070,144
   6       85,704    69,950   65,150  1,069,950    88,533    83,733 1,088,533
   7      102,589    84,972   81,132  1,084,972   108,580   104,740 1,108,580
   8      120,319   101,152   98,272  1,101,152   130,469   127,589 1,130,469
   9      138,935   118,600  116,680  1,118,600   154,390   152,470 1,154,390
  10      158,481   137,382  136,422  1,137,382   180,584   179,624 1,180,584
  11      179,006   157,604  157,604  1,157,604   209,318   209,318 1,209,318
  12      200,556   179,341  179,341  1,179,341   240,824   240,824 1,240,824
  13      223,184   202,687  202,687  1,202,687   275,356   275,356 1,275,356
  14      246,943   227,710  227,710  1,227,710   313,195   313,195 1,313,195
  15      271,890   254,501  254,501  1,254,501   354,653   354,653 1,354,653
  16      298,084   283,189  283,189  1,283,189   400,040   400,040 1,400,040
  17      325,589   313,896  313,896  1,313,896   449,762   449,762 1,449,762
  18      354,468   346,807  346,807  1,346,807   504,225   504,225 1,504,225
  19      384,791   382,099  382,099  1,382,099   563,889   563,889 1,563,889
  20      416,631   419,942  419,942  1,419,942   629,280   629,280 1,629,280
  25      601,361   651,726  651,726  1,651,726 1,065,156 1,065,156 2,065,156
  30      837,129   966,110  966,110  1,966,110 1,753,030 1,753,030 2,753,030

 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

  The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1935 and have ending periods at five year intervals.)


                                   [A. ANNUAL
                                     GRAPH]



--------

* Sources: Common stock returns--Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns--Salomon Brothers Long-Term High Grade Corporate Bond Index, Long-Term Government Bond returns and U.S. Treasury Bill returns--C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C) Ibbotson, Roger G., and Rex A Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1995 Yearbook (TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

  Over the 50 20-year time periods beginning in 1926 and ending in 1994 (i.e. 1926-1945, 1927-1946, and so on through 1975-1994):

  --The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 47 of the 50 periods.

  --The compound annual return of common stocks surpassed that of U.S.
   Treasury bills in each of the 50 periods.

  --Common stock compound annual returns exceeded the average annual rate of inflation in each of the 50 periods.

  Over the 40 30-year time periods beginning in 1926 and ending in 1994, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 40 periods.

  From 1926 through 1994 the compound annual return for common stocks was 10.2%, compared to 5.4% for high-grade, long-term corporate bonds, 4.8% for Long-Term Government Bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                               ----------------

     SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1994.

  The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
   HOLDING   NEGATIVE  0-5.00%  5.01-10.00%  10.01-15.00%  15.01-20.00%  20.00%
    PERIOD    RETURN   RETURN     RETURN        RETURN        RETURN     RETURN
   -------   --------  -------  -----------  ------------  ------------  -------
    1 year    29.0%      4.3%      11.6%         7.3%         11.6%       36.2%
    5 years   10.8%     15.4%      15.4%        33.8%         15.4%        9.2%
   10 years    3.3%     11.7%      36.7%        21.0%         25.0%        1.7%
   20 years    0.0%      6.0%      34.0%        54.0%          6.0%        0.0%

                               ----------------

--------

Source: All basic data from: (C) Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1995 Yearbook (TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

  The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.




                                    (GRAPH)



                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

  As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

  The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

  Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

  In this method of investing:

  . Relatively constant dollar amounts are invested at regular intervals
    (monthly, quarterly, or annually).

  . Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

       INVESTMENTS AT                   COMMON STOCK                              SHARES
      REGULAR INTERVALS                 MARKET PRICE                             PURCHASED
      -----------------                 ------------                             ---------
            $150                            $20                                        7.5
             150                             15                                       10.0
             150                             10                                       15.0
             150                              5                                       30.0
             150                             10                                       15.0
             150                             15                                       10.0
            ----                                                                 ---------
            $900                                                                      87.5
      Total Value of 87.5 shares @ $15/share                                     $1,312.50
      Less Investment made                                                         (900.00)
                                                                                 ---------
      Gain/Profit                                                                $  412.50

  Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

  This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

  How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                       SUPPLEMENT DATED FEBRUARY 1, 1996
                        TO PROSPECTUS DATED MAY 1, 1995

Effective February 1, 1996, for Policies issued to residents of New York State, the minimum Initial Face Amount is $2,500,001.

                                  ----------